NEWS RELEASE

Contacts:	Thomas Hornish Chief Operating Officer 951.699.6991, ext. 104 thornish@outdoorchannel.com	Angie Yang PondelWilkinson Inc. 310.279.5967 ayang@pondel.com
OUTDOOR CHANNEL HOLDINGS POSTS ANOTHER PERIOD OF STRONG REVENUE GAINS
FOR 2007 THIRD QUARTER
— Completes Accounting Review and Files Amended Consolidated Financial Statements —
Temecula, California — February 1, 2008 — Outdoor Channel Holdings, Inc. (NASDAQ: OUTD) today reported increases in total revenues of 12.4 percent and 12.1 percent, respectively, for its three and nine-month periods ended September 30, 2007.
The company also said it completed a review of its financial statements for the first three quarters of 2007 with its former and current independent registered public accounting firms. As previously announced, the company determined that a correction was needed in the amortization period for the recognition of non-cash, share-based compensation costs expensed in 2007 relating to performance units granted in the fourth quarter of 2006. These corrections, along with other adjustments to the company’s financial statements, are fully described in the company’s Form 10-Q/As for the quarters ended March 31 and June 30, 2007, filed today with the Securities and Exchange Commission.
“While the review took longer to complete than originally anticipated, we believe it was prudent for us to take the time necessary to get it done right,” said Roger L. Werner, president and chief executive officer. “We have significantly strengthened our finance team over the past several months with a number of new hires, including a chief accounting officer and two additional CPAs. We thank them, along with our new auditors, for their dedicated efforts to complete the review. With the restatements now behind us, we look forward to fully focusing our efforts on our strategic initiatives.”
THREE MONTHS ENDED SEPTEMBER 30, 2007
Total revenues from continuing operations increased to $12.7 million in the 2007 third quarter from $11.3 million in the three months ended September 30, 2006. Advertising revenue rose 12.9 percent to $7.9 million from $7.0 million in the third quarter of 2006. Subscriber fees grew 9.3 percent to $4.7 million from $4.3 million in the 2006 third quarter.
Income from operations totaled $583,000 for the 2007 third quarter. This compares with a loss from operations of $8.6 million for the prior-year period, which included a write-off of $9.5 million of the carrying value of multi-system operator (MSO) relationships as a result of a changed distribution strategy adopted by the board in September 2006.
Net income for the 2007 third quarter totaled $1.5 million, or $0.06 per diluted share, and earnings before interest, taxes, depreciation and amortization (EBITDA), adjusted for the effects of discontinued operations
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Outdoor Channel Holdings, Inc.
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and share-based compensation expense, equaled $3.1 million. For the 2006 third quarter, the company posted a net loss of $5.3 million, or $0.21 per share, and incurred a loss before interest, taxes, depreciation and amortization, adjusted for the effects of discontinued operations and share-based compensation expense, of $6.8 million.
“We have achieved significant progress with our strategic initiatives and made considerable investments in order to enhance the value proposition available to cable and satellite operators through broader carriage of Outdoor Channel,” Werner said. “In addition to our new rate card, we now have a meaningfully stronger affiliate sales force, with each region of the nation led by seasoned professionals. The re-branding of Outdoor Channel and launch of our new broadband web site ensures the company is well poised to extend the network’s segment leadership to the new media audience. While the broadband business model is still in the early stages of development, we believe its prospects are strong given its potential for expanded viewership and advertising revenue.”
NINE MONTHS ENDED SEPTEMBER 30, 2007
For the first nine months of 2007, advertising sales increased 13.6 percent to $20.9 million from $18.4 million during the prior-year period. Subscriber fee revenues grew 9.2 percent to $14.3 million from $13.1 million in the 2006 nine-month period. Total revenues for the 2007 nine months rose to $35.2 million from $31.4 million in the comparable period a year ago.
The company posted a loss from operations of $2.4 million for the first nine months of 2007, compared with a loss from operations of $9.9 million a year earlier. Outdoor Channel Holdings incurred a net loss of $299,000, or $0.01 per share, in the first nine months of 2007. EBITDA adjusted for the effects of discontinued operations and share-based compensation expense, equaled $8.0 million. For the 2006 nine-month period, the company sustained a net loss of $5.3 million, or $0.21 per share, and incurred a loss before interest, taxes, depreciation and amortization, adjusted for the effects of discontinued operations and share-based compensation expense, of $5.0 million.
Investor Conference Call
Outdoor Channel Holdings’ management will host an investor conference call today, February 1, 2008, at 8:00 a.m. PST (11:00 a.m. EST) to review the company’s financials and operations for its 2007 third quarter ended September 30, 2007. The call will be open to all interested investors through a live, listen-only audio web broadcast via the Internet at www.outdoorchannelholdings.com and www.earnings.com. For those who are not able to listen to the live broadcast, the call will be archived for one year at both web sites. A telephonic playback of the conference call also will be available through 5:00 p.m. PST (8:00 p.m. EST), Friday, February 8, by calling 888-286-8010 (domestic) or 617-801-6888 (international) and using participant passcode 62027122.
About Outdoor Channel Holdings, Inc.
Outdoor Channel Holdings, Inc. owns and operates Outdoor Channel, America’s leader in outdoor TV. The national network offers programming that captures the excitement of hunting, fishing, off-road motorsports, adventure and the Western lifestyle. Outdoor Channel can be viewed on multiple platforms including high definition, video-on-demand, as well as on a dynamic new broadband web site. For more information about the company or Outdoor Channel, please visit www.outdoorchannel.com.
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Nielsen Media Research Universe Estimates for Outdoor Channel
Nielsen Media Research is the leading provider of television audience measurement and advertising information services worldwide. Nielsen estimated that Outdoor Channel had approximately 30.3 million cable and satellite subscribers as of February 2008. Please note that this estimate regarding Outdoor Channel’s subscriber base is made by Nielsen Media Research and is theirs alone and does not represent opinions, forecasts or predictions of Outdoor Channel Holdings, Inc. or its management. Outdoor Channel Holdings, Inc. does not by its reference above or distribution imply its endorsement of or concurrence with such information.
Use of Non-GAAP Financial Information
This press release includes “non-GAAP financial measures” within the meaning of the Securities and Exchange Commission rules. The company believes that earnings before interest, taxes, depreciation and amortization (EBITDA), adjusted for the effects of discontinued operations and share-based compensation expense, provides greater comparability regarding its ongoing operating performance. This information is not intended to be considered in isolation or as a substitute for net income (loss) calculated in accordance with U.S. GAAP. A reconciliation of the company’s U.S. GAAP information to EBITDA, adjusted for the effects of discontinued operations and share-based compensation expense is provided in the attached table.
Safe Harbor Statement
Statements in this news release that are not historical are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended, including statements, without limitation, about our expectations, beliefs, intentions, strategies regarding the future long-term value of the company resulting from the company’s current actions or strategic initiatives and the future anticipated value of Outdoor Channel to our audience, distributors and advertisers. The company’s actual results could differ materially from those discussed in any forward-looking statements. The company intends that such forward-looking statements be subject to the safe-harbor provisions contained in those sections. Such statements involve significant risks and uncertainties and are qualified by important factors that could cause actual results to differ materially from those reflected by the forward-looking statements. Such factors include but are not limited to: (1) the company’s ability to grow the subscriber base of Outdoor Channel; (2) a decrease in operating results from offering reduced subscriber fee rates, launch support fees and other incentives to grow the subscriber base; (3) the triggering of a “most favored nations” clause with service providers from offering launch support fees and other incentives; (4) a decline in the number of viewers from having Outdoor Channel placed in unpopular cable or satellite packages, or increases in subscription fees, established by the service providers; (5) service providers discontinuing or refraining from carrying Outdoor Channel; and other factors which are discussed in the company’s filings with the Securities and Exchange Commission. For these forward-looking statements, the company claims the protection of the safe harbor for forward-looking statements in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.
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OUTDOOR CHANNEL HOLDINGS, INC. AND SUBSIDIARIES
Unaudited Condensed Consolidated Statements of Operations
(In thousands, except per share data)

	Three Months Ended			Nine Months Ended
	9/30/07	6/30/07	3/31/07	9/30/07	9/30/06
		(as restated)	(as restated)		(as restated)
Revenues:
Advertising	$7,917	$6,634	$6,357	$20,908	$18,350
Subscriber fees	4,739	4,775	4,749	14,263	13,072

Total revenues	12,656	11,409	11,106	35,171	31,422

Cost of services:
Programming	1,521	1,633	1,471	4,625	5,816
Satellite transmission fees	637	636	596	1,869	1,919
Production and operations	1,101	904	1,370	3,375	3,053
Other direct costs	46	17	38	101	54

Total cost of services	3,305	3,190	3,475	9,970	10,842

Other expenses:
Advertising	1,558	1,816	714	4,088	5,299
Selling, general and administrative	6,524	6,801	8,200	21,525	13,371
Impairment of amortizable intangible assets	—	—	—	—	9,540
Depreciation and amortization	686	658	649	1,993	2,227

Total other expenses	8,768	9,275	9,563	27,606	30,437

Income (loss) from operations	583	(1,056)	(1,932)	(2,405)	(9,857)

Interest expense	12	—	—	12	227

Other income	894	812	703	2,409	1,981

Income (loss) from continuing operations before income taxes	1,465	(244)	(1,229)	(8)	(8,103)

Income tax provision (benefit)	(33)	819	(466)	320	(2,791)

Income (loss) from continuing operations	1,498	(1,063)	(763)	(328)	(5,312)

Income (loss) from discontinued operations, net of tax	—	(7)	36	29	(2)

Net income (loss)	$1,498	$(1,070)	$(727)	$(299)	$(5,314)

Basic earnings (loss) per common share data:
From continuing operations	$0.06	$(0.04)	$(0.03)	$(0.01)	$(0.21)

From discontinued operations	$—	$—	$—	$—	$—

Basic earnings per common share	$0.06	$(0.04)	$(0.03)	$(0.01)	$(0.21)

Diluted earnings (loss) per common share data:
From continuing operations	$0.06	$(0.04)	$(0.03)	$(0.01)	$(0.21)

From discontinued operations	$—	$—	$—	$—	$—

Diluted earnings per common share	$0.06	$(0.04)	$(0.03)	$(0.01)	$(0.21)

Weighted average number of common shares outstanding:
Basic	26,054	25,857	25,603	25,846	24,737

Diluted	26,747	25,857	25,603	25,846	24,737

OUTDOOR CHANNEL HOLDINGS, INC. AND SUBSIDIARIES
Unaudited Condensed Consolidated Statements of Operations
(In thousands, except per share data)

					Twelve Months
	Three Months Ended				Ended
	12/31/06	9/30/06	6/30/06	3/31/06	12/31/06
	(as restated)	(as restated)	(as restated)	(as restated)	(as restated)
Revenues:
Advertising	$7,279	$6,957	$5,660	$5,733	$25,629
Subscriber fees	4,614	4,348	4,341	4,383	17,686

Total revenues	11,893	11,305	10,001	10,116	43,315

Cost of services:
Programming	2,504	2,095	2,180	1,541	8,320
Satellite transmission fees	631	667	614	638	2,550
Production and operations	993	986	898	1,169	4,046
Other direct costs	13	45	6	3	67

Total cost of services	4,141	3,793	3,698	3,351	14,983

Other expenses:
Advertising	1,711	1,537	1,601	2,161	7,010
Selling, general and administrative	8,527	4,184	4,455	4,732	21,898
Impairment of amortizable intangible assets	—	9,540	—	—	9,540
Depreciation and amortization	660	843	777	607	2,887

Total other expenses	10,898	16,104	6,833	7,500	41,335

Income (loss) from operations	(3,146)	(8,592)	(530)	(735)	(13,003)

Interest expense	18	73	76	78	245

Other income	709	715	643	623	2,690

Income (loss) from continuing operations before income taxes	(2,455)	(7,950)	37	(190)	(10,558)

Income tax provision (benefit)	(878)	(2,982)	219	(28)	(3,669)

Income (loss) from continuing operations	(1,577)	(4,968)	(182)	(162)	(6,889)

Income (loss) from discontinued operations, net of tax	(97)	(331)	319	10	(99)

Net income (loss)	$(1,674)	$(5,299)	$137	$(152)	$(6,988)

Basic earnings (loss) per common share data:
From continuing operations	$(0.06)	$(0.20)	$(0.01)	$(0.01)	$(0.22)

From discontinued operations	$—	$(0.01)	$0.01	$—	$—

Basic earnings per common share	$(0.07)	$(0.21)	$0.01	$(0.01)	$(0.22)

Diluted earnings (loss) per common share data:
From continuing operations	$(0.06)	$(0.20)	$(0.01)	$(0.01)	$(0.22)

From discontinued operations	$—	$(0.01)	$0.01	$—	$—

Diluted earnings per common share	$(0.07)	$(0.21)	$0.01	$(0.01)	$(0.22)

Weighted average number of common shares outstanding:
Basic	25,344	25,000	24,752	24,445	24,893

Diluted	25,344	25,000	24,752	24,445	24,893

OUTDOOR CHANNEL HOLDINGS, INC. AND SUBSIDIARIES
Condensed Consolidated Balance Sheets
(unaudited, in thousands)

	September 30,	December 31,
	2007	2006
	(unaudited)	(as restated)
Assets
Current assets:
Cash and cash equivalents	$23,928	$14,226
Investment in available-for-sale securities	45,252	42,144
Accounts receivable, net of allowance for doubtful accounts of $100 and $180	8,837	6,816
Other current assets	5,074	6,455
Assets of discontinued operations	—	1,344

Total current assets	83,091	70,985

Property, plant and equipment, net	11,935	12,494
Goodwill and amortizable intangible assets, net	43,525	44,636
Deferred tax assets, net	11,140	11,344
Deposits and other assets	1,984	2,101
Assets of discontinued operations	—	3,390

Totals	$151,675	$144,950

Liabilities and Stockholders’ Equity

Current liabilities of continuing operations	$4,826	$3,809
Long-term liabilities of continuing operations	313	370
Liabilities of discontinued operations	—	1,825

Total liabilities	5,139	6,004

Total stockholders’ equity	146,536	138,946

Totals	$151,675	$144,950

OUTDOOR CHANNEL HOLDINGS, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-U.S. GAAP MEASURES TO U.S. GAAP
(unaudited, in thousands)
The following table sets forth the reconciliation of net income (loss) to earnings before interest, taxes, depreciation and amortization (EBITDA), adjusted for the effects of discontinued operations and share based compensation expense :

										Twelve Months
	Three Months Ended							Nine Months Ended		Ended
	9/30/07	6/30/07	3/31/07	12/31/06	9/30/2006 (A)	6/30/06	3/31/06	9/30/07	9/30/2006 (A)	12/31/2006 (A)

Net income (loss)	$1,498	$(1,070)	$(727)	$(1,674)	$(5,299)	$137	$(152)	$(299)	$(5,314)	$(6,988)

Add:
Interest expense	12	—	—	18	73	76	78	12	227	245
Interest income	893	812	703	709	715	643	623	2,408	1,981	2,690
Income tax provision (benefit)	(33)	819	(466)	(878)	(2,982)	219	(28)	320	(2,791)	(3,669)
Depreciation and amortization	686	658	649	660	843	777	607	1,993	2,227	2,887

EBITDA	$1,270	$(405)	$(1,247)	$(2,583)	$(8,080)	$566	$(118)	$(382)	$(7,632)	$(10,215)

Adjusted for:

Income (loss) from discontinued operations, net of tax	—	(7)	36	(97)	(331)	319	10	29	(2)	(99)

EBITDA as adjusted for discontinued operations, net of tax	1,270	(398)	(1,283)	(2,486)	(7,749)	247	(128)	(411)	(7,630)	(10,116)

Adjusted for:

Shared based compensation expense	1,861	2,751	3,780	3,898	915	848	831	8,392	2,594	6,492

EBITDA as adjusted for discontinued operations, net of tax and share based compensation expense	$3,131	$2,353	$2,497	$1,412	$(6,834)	$1,095	$703	$7,981	$(5,036)	$(3,624)

(A) Included in EBITDA and EBITDA as adjusted is a $9,540 impairment charge related to MSO relationships during the quarter ended September 30, 2006.

Summary of Cost of Services
Share based compensation expense	$46	$88	$(9)	$58	$57	$46	$36	$125	$139	$197
Cost of Services	3,259	3,102	3,484	4,083	3,736	3,652	3,315	9,845	10,703	14,786

Total Cost of Services	$3,305	$3,190	$3,475	$4,141	$3,793	$3,698	$3,351	$9,970	$10,842	$14,983

Summary of Selling, general and administrative
Share based compensation expense	$1,815	$2,663	$3,789	$3,840	$858	$802	$795	$8,267	$2,455	$6,295
Selling, general and administrative	4,709	4,138	4,411	4,687	3,326	3,653	3,937	13,258	10,916	15,603

Total Selling, general and administrative	$6,524	$6,801	$8,200	$8,527	$4,184	$4,455	$4,732	$21,525	$13,371	$21,898

Summary of Other income
Interest income	$875	$795	$684	$685	$694	$625	$607	$2,354	$1,926	$2,611
Dividend income	18	17	19	24	21	18	16	54	55	79
Other income	1	—	—	—	—	—	—	1	—	—

Total Other income	$894	$812	$703	$709	$715	$643	$623	$2,409	$1,981	$2,690